ELEPRENEURS℠

COMPENSATION PLAN℠

ELEVATING ENTREPRENEURS

EFFECTIVE
August 1, 2019

COMPENSATION PLAN

If you love our products and want to share your story with others, the Elepreneurs Compensation Plan is a unique opportunity to be rewarded for your personal sales, Customer acquisition and retention, and organizational growth.

Any person can establish themselves as an Elepreneur℠ by applying online and paying an enrollment fee (currently $99.00). First time enrollees receive: One D.O.S.E.™ Experience Package (Retail Value $30.00), a complete Virtual Business System (VBS) which includes a personal replicated and business website, the "Hurdlr" bookkeeping and accounting system, and other printed marketing materials. The annual renewal fee is $29.95.

DEFINITIONS

Bonus: A financial reward earned for successfully meeting qualifications within the compensation plan structure.

Company: Elepreneurs Holdings, LLC hereinafter referred to as "Company"

Customer: An individual that buys goods from an Elepreneur either in person or through a personal replicated website without establishing themselves as an Elepreneur.

D.O.S.E.: An acronym for our flagship product line which stands for Dopamine, Oxytocin, Serotonin, and Endorphin.

Downline: All the individuals (both Customers and Elepreneurs) that you Personally Sponsor along with all the individuals below your Personally Sponsored Elepreneurs. (see Exhibit A)

Elepreneur: An individual that has enrolled with the Company, wishes to build Downline(s) and participates in the compensation plan.

Leg: When you Sponsor a new individual, a new Leg is created. Each Leg encompasses the entire organization of your Personally Sponsored individuals and there is no limit to the number of Legs an Elepreneur can create. (see Exhibit A)

Level: The position of an Elepreneur or Customer within an organization. Individuals directly Sponsored by you are on your first Level (Level 1). Individuals Sponsored by your Level 1 Elepreneurs are on your second Level (Level 2) and so on. (see Exhibit A)

Lifetime Rank: The name of the highest Paid As Rank that an Elepreneur has ever earned within the compensation plan structure. Lifetime Ranks are permanent until a higher one is earned. Elepreneurs are paid according to their Paid As Rank, not Lifetime Rank.

DEFINITIONS

Paid As Rank or PAR: A rank name that represents the achievement of qualifications and benefits within the compensation plan structure in a monthly commission period. Elepreneurs must meet the necessary qualifications to receive benefits associated with a Paid As Rank each and every monthly commission period.

Personally Sponsored: An individual that enrolls directly beneath you (both Customers and Elepreneurs) and selects you as their Sponsor.

Rank: A title reward earned for successfully meeting qualifications within the compensation plan structure.

Sponsor: The Elepreneur that is immediately above a position in the Upline; the Elepreneur that an individual enrolls under. (see Exhibit A)

Unilevel: A compensation plan with unlimited width in nature which offers flexibility with respect to structure.

Upline: An individual's Sponsor and all the Elepreneurs in the Upline above your Sponsor. (see Exhibit A)

EXHIBIT A


LEGEND
ELEPRENEUR
CUSTOMER
Me
My Sponsor
Upline
Me
Downline
C
E
E
E
Level 1
Leg
E
E
C
E
C
Level 2
Leg
Leg
Leg

VOLUME

Commissionable Volume or CV: Each product has a value published by the Company that Rank and Bonus qualifications are calculated of off.

Downline Volume or DV: The sum total CV of your Personally Sponsored Elepreneur purchases along with the purchases of all the individuals in their organizations in a monthly commission period. (see Exhibit B)

Organization Volume or OV: The sum total CV of Personal Volume or PV, Retail Volume or RV, and Downline Volume or DV in a monthly commission period. (see Exhibit B)

Personal Volume or PV: The sum total CV of an individual's personal purchases in a monthly commission period. (see Exhibit B)

Qualified Rank Volume or QRV: The total Organization Volume of an Elepreneur that can count towards their Paid As Rank or PAR advancement in a monthly commission period. This resets to zero on the first day of each month.

Retail Volume or RV: The sum total CV of your Personally Sponsored Customers' purchases in a monthly commission period. (see Exhibit B)

EXHIBIT B


LEGEND
ELEPRENEUR
CUSTOMER
Me
PV
Me
C
C
E
E
C
E
C
E
OV
RV
DV

DEFINITIONS

ORDERS

Customer Retail Order: Any order placed by a Customer who purchases products directly from an Elepreneur either in person or through a personal replicated website.

Customer SmartShip Order: Any order placed by a Customer who purchases products through a monthly recurring SmartShip Order. SmartShip Orders entitle Customers to a 10% discount off the suggested retail prices.

Elepreneur Order: As an Elepreneur, you may purchase products directly or by enrolling in a monthly recurring SmartShip Order. All Elepreneur purchases receive a 20% discount off the suggested retail prices.

Retail Order: The purchase of goods or services by an individual as a onetime transaction.

SmartShip Order: The purchase of goods or services by an individual through a monthly recurring automatic ordering process. SmartShip Orders may be modified or cancelled at any time.

WEEKLY BONUSES

Our weeks begin on Saturday and end on Friday at 11:59 pm CST. The weekly Bonuses will be paid on or before 14 days after each week ends. You must have a valid Elepreneur account to participate in the weekly Bonuses.

MONTHLY BONUSES

Our months begin on the first of each calendar month and end on the last day of the month at 11:59 pm CST. The monthly Bonuses are paid on or before the 15th of the following month. In addition to having a valid Elepreneur account, you must have at least 80 PV (volume from your personal orders) or at least 240 RV (volume from your Personally Sponsored Customers) within the month to participate in the monthly Bonuses.

RETAIL BONUS - WEEKLY

Retail Bonuses are earned by Elepreneurs with Personally Sponsored Customers that purchase merchandise from an Elepreneur at the suggested retail price or above. Retail Bonuses can also be earned when Customers purchase through an Elepreneur's personal replicated website.

The Retail Bonus is the difference between the Customer purchase price and the Elepreneur price. When a Customer purchases at the suggested retail price, the Retail Bonus is equal to 20% of the suggested retail price. When a Customer purchases on a recurring monthly order at the Customer SmartShip price, the Retail Bonus is equal to 10% of the suggested retail price. The Retail Bonus is paid weekly on Personally Sponsored Customer sales.

Example: In Exhibit C, you have three Customers that made purchases. One Customer purchased D.O.S.E. on a recurring SmartShip order at $94.50, one Customer purchased D.O.S.E. at the suggested retail price of $105, and one Customer purchased two Elevate Smart Tubs at suggested retail price of $110.00. You would earn:

EXHIBIT C


ELEPRENEUR
Me
CUSTOMER
C
CUSTOMER
C
CUSTOMER
C
SMARTSHIP ORDER OF
D.O.S.E. FOR $94.50 =
$10.50 RETAIL BONUS
Retail Order of
D.O.S.E. for $105.00 =
$21.00 RETAIL BONUS
Retail Order of 2 Elevate
Smart Coffee Tubs for $110.00 =
$22.00 RETAIL BONUS

Note: The customer SmartShip orders at the discounted grandfathered price (effective 12/1/2018 through 11/30/2019) are purchased for less than the Elepreneur price and will not generate a Retail Bonus.

FAST START PACKS

When an individual enrolls as an Elepreneur, they have the opportunity to purchase certain packs designated as Fast Start Packs. The Happier Enrollment Pack and the Happiest Enrollment Pack include a myriad of products to sample and share to help start the business of an Elepreneur.

FAST START BONUS - WEEKLY

When a new Elepreneur enrolls and they purchase one of these Fast Start Packs, a Fast Start Bonus is earned. The Sponsoring Elepreneur receives 30% of the Fast Start Pack CV.

Example: In Exhibit D, you have Sponsored a new Elepreneur who purchased a Happiest Enrollment Pack. You would earn:

EXHIBIT D


Me
E

ELEPRENEUR

New Elepreneur
Orders Happiest Pack
for 500 CV

500 CV x 30% = $150 Fast Start Bonus

DIFFERENTIAL BONUS – MONTHLY

In addition to the Fast Start Bonus, the Fast Start Packs also pay out a monthly Differential Bonus that is equal to 15% of the CV. If the Sponsoring Elepreneur achieves the Paid As Rank of Gold or above, they will receive the tiered Bonus that corresponds with their Rank in Exhibit E below along with any tiers below them. The remaining balance of the Differential Bonus is paid to the first Upline Elepreneur(s) that have achieved a Paid As Rank in a higher tier than the Sponsoring Elepreneur until the full Differential Bonus has been paid.

EXHIBIT E

Tier	Paid As Rank	Percentage	Happier Pack 250 CV	Happiest Pack 500 CV
Tier 1	Gold	5%	$12.50	$25.00
	Platinum			
Tier 2	Diamond	5%	$12.50 Plus, any unclaimed Tier 1 Bonuses below you	$25.00 Plus, any unclaimed Tier 1 Bonuses below you
	Black Diamond			
	Royal Black Diamond			
Tier 3	Ambassador	5%	$12.50 Plus, any unclaimed Tier 1 & 2 Bonuses below you	$25.00 Plus, any unclaimed Tier 1 & 2 Bonuses below you
	Crown Ambassador			
	Royal Crown Ambassador			
	Triple Crown Ambassador			

Note: A Fast Start Pack is not a required purchase to enroll as an Elepreneur. The Fast Start Pack's CV does not participate in any other Bonuses, but the volume is included in Rank calculations.

If you Sponsor a new Elepreneur who purchases a Fast Start Pack and your Paid As Rank is Gold or Diamond, you would earn the Tier 1 Differential Bonus. If your Paid As Rank is Diamond, Black Diamond, or Royal Black Diamond, you would earn both the Tier 1 and Tier 2 Differential Bonuses. If your Paid As Rank is Ambassador or above, you would then earn the Tier 1, Tier 2, and Tier 3 Differential Bonuses.

Example: In Exhibit F, you have Sponsored a new Elepreneur who purchased a Happiest Pack. At the end of the month your Paid As Rank is Gold. You would earn: $25 and the rest of the Differential Bonus will be paid out to your Upline Elepreneurs:

EXHIBIT F


E
E
E
Me
E

PAR of **Royal Crown Ambassador**
Elepreneur Earns the Tier 3 Bonus:
$25 Differential Bonus

PAR of **Black Diamond**
This Elepreneur is blocked because the Tier 2 Bonus has already been paid out.

PAR of **Diamond**
Elepreneur Earns Tier 2 Bonus:
$25 Differential Bonus

PAR of **Gold**
Elepreneur Earns Tier 1 Bonus:
$25 Differential Bonus

New Elepreneur
Orders Happiest Pack
for 500 CV

CUSTOMER ACQUISITION BONUS OR CAB – MONTHLY

The Customer Acquisition Bonus, or CAB, rewards Elepreneurs for enrolling new Personally Sponsored Customers. Each new Customer that purchases an order(s) with 80 CV or more during their enrollment month will count towards the CAB Total.

Elepreneurs can earn $25.00 by enrolling three new Customers with 80 CV, $50.00 by enrolling five new Customers with 80 CV, or $100.00 by enrolling seven new Customers with 80 CV according to Exhibit G. The CAB is paid monthly.

Example: In Exhibit H, you have enrolled three new Customers that each made purchases. One new Customer purchased D.O.S.E. on a recurring SmartShip Order at $94.50 (84.00 CV), one new Customer purchased D.O.S.E. at the suggested retail price of $105.00 (84 CV), and one new Customer purchased two Elevate Smart Coffee Tubs at the suggested retail price of $110.00 (88 CV). You would earn:

EXHIBIT G

CAB Total	CAB Bonus
3 to 4	$25.00
5 to 6	$50.00
7 or more	$100.00

EXHIBIT H


Me
ELEPRENEUR
C
CUSTOMER
SmartShip order of D.O.S.E.
C
CUSTOMER
Retail order of D.O.S.E.
C
CUSTOMER
Retail order of 2 Elevate Smart Coffee tubs

CAB Total of 3 = $25 CAB Bonus

Note: The Company will only pay the highest CAB earned each month. The $25.00, $50.00, and $100.00 Bonuses are not cumulative.

PAID AS RANK OR PAR

Elepreneurs work hard and deserve recognition for their efforts. It is impossible to describe the feeling and excitement of an Elepreneur who reaches their goal of achieving the next Rank. To achieve a PAR, each Rank has minimum monthly requirements of Organization Volume volume and Personally Sponsored Customer purchases with a limit on the amount of volume an Elepreneur can use from any one Leg of their organization. Monthly PAR resets at 12:00 AM CST on the first day of each calendar month. PAR is evaluated each month for all Elepreneurs, and Exhibit J lists the PAR requirements for each month.

EXHIBIT J

Paid As Rank (PAR)	Required QRV	Active Customers (40 CV or More)	Max % per Leg	Cap per Leg
Elepreneur	-	-	-	-
Star	1,250	1	100%	1,250
Bronze	2,500	2	100%	2,500
Silver	5,000	3	90%	4,500
Gold	10,000	4	80%	8,000
Platinum	20,000	6	70%	14,000
Diamond	40,000	8	60%	24,000
Black Diamond	80,000	8	50%	40,000
Royal Black Diamond	150,000	8	50%	75,000
Ambassador	300,000	8	40%	120,000
Crown Ambassador	500,000	8	40%	200,000
Royal Crown Ambassador	1,000,000	8	40%	400,000
Triple Crown Ambassador	2,000,000	8	40%	800,000

Note: Until January 2020, the Max % per Leg for the Ranks of Ambassador and above will be 50%. The volume from personal orders (PV) does not count towards Rank qualifications and PAR resets each month.

UNILEVEL BONUS – MONTHLY

The Unilevel Bonus rewards Elepreneurs for building and maintaining an organization. The monthly PAR determines the number of Levels from which an Elepreneur can receive compensation and the percentage for each Level. The volume from orders placed by both Personally Sponsored Customers and Elepreneurs is on Level 1. The Unilevel Bonus allows Elepreneurs to earn a Bonus on volume generated in separate Levels within their organization. The specific percentages are listed in Exhibit K below. The Unilevel Bonus is paid monthly.

EXHIBIT K

Level	Paid As Rank (PAR)												
	Elepreneur	Star	Bronze	Silver	Gold	Platinum	Diamond	Black Diamond	Royal Black Diamond	Ambassador	Crown Ambassador	Royal Crown Ambassador	Triple Crown Ambassador
Level 1	7%	7%	7%	7%	7%	7%	7%	7%	7%	5%	4%	3%	2%
Level 2	6%	6%	6%	6%	6%	6%	6%	6%	6%	5%	4%	3%	2%
Level 3		5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	4%	3%
Level 4			4%	4%	4%	4%	4%	5%	5%	5%	5%	4%	4%
Level 5				3%	3%	3%	4%	4%	5%	5%	5%	5%	5%
Level 6					2%	2%	3%	4%	5%	6%	6%	6%	6%
Level 7						2%	3%	4%	5%	6%	6%	7%	7%
Level 8										1%	2%	3%	4%
Level 9											1%	2%	3%
Level 10												1%	2%
Dynamic Compression	↑	↑	↑	↑	↑	↑	↑	↑	↑	↑	↑	↑	↑

Our Unilevel Bonus dynamically compresses each month to bring up volume below Elepreneurs that are not eligible to participate in the monthly Bonuses (80 PV or 240 RV) which gives Elepreneurs the opportunity to earn on additional Levels.

LEADERSHIP BONUS – MONTHLY

As you build your business, more time and effort are spent supporting your team. Qualifying Elepreneurs have the opportunity to earn a Leadership Bonus based on their monthly PAR. The Leadership Bonus pays out monthly to Elepreneurs that have achieved a PAR of Platinum, Diamond, Black Diamond, or Royal Black Diamond according to Exhibit L below.

EXHIBIT L

Paid As Rank (PAR)	Leadership Bonus
Platinum	$400.00
Diamond	$600.00
Black Diamond	$800.00
Royal Black Diamond	$1,000.00

DIAMOND POOL – MONTHLY

The Diamond Pool is reserved for qualifying Elepreneurs that achieve a PAR of Diamond, Black Diamond, or Royal Black Diamond. The Diamond Pool is dispersed based on a weighted percentage of each participant's Qualified Rank Volume. The Company pays 0.5% of the Global CV to Diamond leaders as a reward for reaching the Diamond Ranks. The Diamond Pool is paid monthly.

Example: In Exhibit M, you achieved the PAR of Diamond with 40,000 QRV and there are three other participants (Elepreneur A, Elepreneur B, and Elepreneur C.) At the end of the month, the Company's Global CV is 1,000,000. The Diamond Pool, or 0.5% of the Company's Global CV is dispersed according to the chart below.

EXHIBIT M

Participant	QRV	Total QRV	Weighted %	0.5% of Global CV	Bonus
Me	40,000	210,000	19.05%	5,000	$952.38
Elepreneur A	45,000	210,000	21.43%	5,000	$1,071.43
Elepreneur B	50,000	210,000	23.81%	5,000	$1,190.48
Elepreneur C	75,000	210,000	35.71%	5,000	$1,785.71

(My QRV) / (Total QRV) x (0.5% Global CV) = Bonus Amount

40,000 / 210,000 x 5,000 = $952.38 Diamond Pool Bonus

AMBASSADOR POOL – MONTHLY

By qualifying at top Ranks, Elepreneurs have the opportunity to benefit from the Company's Global CV. The Ambassador Pool is reserved for qualifying Elepreneurs that achieve a PAR of Ambassador, Crown Ambassador, Royal Crown Ambassador, or Triple Crown Ambassador. The Company pays 1.5% of the total Global CV each month to Ambassador leaders as a reward for reaching the highest Ranks and helping build the Company. The Ambassador Pool is paid monthly.

One Third, or 0.5% of Company's Global CV, is dispersed equally amongst the participants of the Ambassador Pool.

Two thirds, or 1.0% of Company's Global CV, is dispersed based on a weighted percentage of each participant's Qualified Rank Volume.

Example: In Exhibit N, you achieved the PAR of Ambassador with 350,000 QRV and there are three additional participants (Elepreneur D, Elepreneur E, and Elepreneur F.) At the end of the month, the Company's Global CV is 2,000,000. One third of the Ambassador Pool, or 0.5% of the Company's Global CV, is 10,000 and is dispersed equally amongst the participants who each receive $2,500. Two thirds of the Ambassador Pool, or 1.0% of the Company's Global CV, is 20,000 and is dispersed according to the chart below.

EXHIBIT N

Participant	QRV	Total QRV	Weighted %	1% of Global CV	Bonus
Me	350,000	1,700,000	20.59%	20,000	$4,117.65
Elepreneur D	400,000	1,700,000	23.53%	20,000	$4,705.88
Elepreneur E	450,000	1,700,000	26.47%	20,000	$5,294.12
Elepreneur F	500,000	1,700,000	29.41%	20,000	$5,882.35

(My QRV) / (Total QRV) x (1% Global CV) = Bonus Amount

$2,500.00 + $4,117.65 = $6,617.65 Ambassador Pool Bonus

RANK CAP ADJUSTMENT

If the total earnings for an Elepreneur (monthly + all of the weekly Bonuses paid on orders dated within the monthly pay period) is greater than the Earnings Cap for their PAR according to Exhibit P below, the Company will reduce their monthly check until the total earnings meets the Earnings Cap.

EXHIBIT P

Paid As Rank (PAR)	Required Volume	Earnings Cap
Elepreneur	-	$750
Star	1,250	$1,250
Bronze	2,500	$2,500
Silver	5,000	$5,000
Gold	10,000	$7,500
Platinum	20,000	$12,500
Diamond	40,000	$20,000
Black Diamond	80,000	$32,500
Royal Black Diamond	150,000	$50,000
Ambassador	300,000	$70,000
Crown Ambassador	500,000	Uncapped
Royal Crown Ambassador	1,000,000	Uncapped
Triple Crown Ambassador	2,000,000	Uncapped

GLOBAL CAP ADJUSTMENT

A Cap Adjustment may be applied if the Company's total Bonus payout exceeds 47% of the Company's Global CV. If the Company's total Bonus payout exceeds 47% of the Company's Global CV, each monthly commission check will be reduced. The adjustment would be calculated by dividing the total Bonus payout by each Elepreneur's total earnings and multiplying the quotient by the overage amount to reduce each check by a weighted proportion.

COMPENSATION

Rewards earned through the Elepreneur Compensation Plan is a 100% results-based achievements plan allowing each Elepreneur to determine their own earnings through personal customer acquisition and retention and building a Downline of other Elepreneurs.

Commissionable Volume or CV is determined and published solely by the Company and may be adjusted at anytime solely at the Company's discretion.

DISCLAIMERS

INTELLECTUAL PROPERTY

The service marks ℠, Elepreneurs℠, and D.O.S.E.™ are the exclusive trademarks of SHRG IP Holdings, LLC ("SHIP"). The use of such marks by Elepreneurs Holding, LLC and its wholly owned subsidiary Elepreneurs U.S., LLC (collectively and singularly, "Elepreneurs") are permitted under a license agreement between Elepreneurs and SHIP and may not be used by any other party, person or entity except upon the express, prior written consent of SHIP.